UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 23, 2022)

GORES GUGGENHEIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40265	85-4385646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6260 Lookout Road Boulder, CO	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 209-3010

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GGPI	Nasdaq Capital Market
Warrants	GGPIW	Nasdaq Capital Market
Units	GGPIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 23, 2022, Gores Guggenheim, Inc. (“GGI”) consummated the transactions contemplated by that certain Business Combination Agreement, dated September 27, 2021 (as amended by that certain amendment dated December 17, 2021 (“BCA Amendment No. 1”), that certain amendment dated March 24, 2022 (“BCA Amendment No. 2”) and that certain amendment dated April 21, 2022 (“BCA Amendment No. 3”), the “Business Combination Agreement”), GGI, Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo (“Merger Sub”), including, among other things, the merger of Merger Sub with and into GGI, with GGI surviving the merger as a wholly owned subsidiary of ListCo (the “Merger” and, together the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Capitalized terms used but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

Class C Warrant Amendment

In connection with the closing of the Business Combination (the “Closing”), GGI, ListCo and Computershare Trust Company, N.A. (the “Warrant Agent”) a federally chartered trust company and a wholly owned subsidiary of Computershare Inc., entered into an amendment to the Warrant Amendment Agreement, dated June 23, 2022 (the “Class C Warrant Amendment”). The Class C Warrant Amendment amended the Warrant Agreement, dated March 22, 2021, by and among GGI and the Warrant Agent (as amended by that certain amendment dated April 7, 2022, the “Existing Warrant Agreement”) to provide that, as of the effective time of the Merger (the “Effective Time”): (i) each public warrant of GGI issued as part of GGI’s IPO (“Public Warrant”) was automatically cancelled and extinguished and converted into the right to acquire one American depositary share of ListCo (“ListCo Class C-1 ADS”) duly and validly issued against the deposit with the depositary of an underlying class C-1 preferred share in the share capital of ListCo (“ListCo Class C-1 Share”) representing the right to acquire one class A ADS of ListCo (“ListCo Class A ADS”) duly and validly issued against the deposit with the depositary of an underlying class A ordinary share of ListCo (“ListCo Class A Share”) (or one ListCo Class A Share if at the time of exercise ListCo no longer uses its ADR facilities), at an exercise price of $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations as described in the articles of association of ListCo; (ii) each private placement warrant of GGI (“Private Placement Warrant”) was automatically cancelled and extinguished and converted into the right to receive one American depositary share of ListCo (“ListCo Class C-2 ADS”) duly and validly issued against the deposit with the depositary of an underlying class C-2 preferred share in the share capital of ListCo (“ListCo Class C-2 Share”) representing the right to acquire one ListCo Class A ADS duly and validly issued against the deposit with the depositary of an underlying ListCo Class A Share (or one ListCo Class A Share if at the time of exercise ListCo no longer uses its ADR facilities), at an exercise price of $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations described in the articles of association of ListCo and (iii) the Existing Warrant Agreement was terminated and of no further force or effect, in the case of clause (i), (ii) and (iii) above, subject to the terms and conditions therein.

The foregoing description of the Class C Warrant Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Class C Warrant Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the Closing, as contemplated by the Business Combination Agreement, Merger Sub merged with and into GGI, with GGI surviving as a wholly owned subsidiary of ListCo, and all Class A Common Stock of GGI, par value $0.0001 per share, and all Class F Common Stock of GGI, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time of the Merger, was exchanged for ListCo Class A ADSs duly and validly issued against the deposit of an underlying ListCo Class A Share with ListCo’s ADR facility.

In addition, at the Closing, each Public Warrant was automatically cancelled and extinguished and converted into the right to acquire one ListCo Class C-1 ADS representing one ListCo Class C-1 Share representing the right to acquire one ListCo Class A ADS (or one ListCo Class A Share if at the time of exercise ListCo no longer uses ListCo’s ADR facility) at an exercise price of $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations as described in the articles of association of ListCo, (ii) each Private Placement Warrant was automatically cancelled and extinguished and converted into the right to receive on ListCo Class C-2 ADS representing one ListCo Class C-2 Share representing the right to acquire one ListCo Class A ADS (or one ListCo Class A Share if at the time of exercise ListCo no longer uses the ListCo’s ADR facility) at an exercise price $11.50 per ListCo Class A ADS, subject to adjustment, terms and limitations described in the articles of association of ListCo and (iii) the Existing Warrant Agreement was terminated and of no further fore or effect.

Immediately following the Closing, the issued share capital of ListCo consisted of 466,801,222 ListCo Class A ADSs, 1,642,233,575 class B ADSs of ListCo, 15,999,965 ListCo Class C-1 ADSs and 9,000,000 ListCo Class C-2 ADSs.

The ListCo Class A ADSs and ListCo Class C-1 ADSs commenced trading on Nasdaq under the ticker symbol “PSNY” and “PSNYW,” respectively on June 24, 2022.

The foregoing description of the Business Combination Agreement and related transactions (including, without limitation, the Merger) is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated by reference.

On June 23, 2022, in connection with the consummation of the Business Combination, GGI notified Nasdaq that the Business Combination had become effective and requested that Nasdaq (i) suspend trading of the GGI common stock effective as of the close of trading on the Closing Date and (ii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist GGI’s common stock, warrants and units under Section 12(b) of the Exchange Act. GGI intends to file a certification on Form 15 with the SEC in order to complete the deregistration of GGI’s securities and suspend GGI’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, each of Alec E. Gores, Nancy Tellem, Elizabeth Marcellino, Andrew M. Rosenfield and Randall Bort ceased to be a director of GGI, and Jan Mikael Alkmark and Gregor Hembrough became the directors of GGI.

Also, in connection with consummation of the Business Combination, the following officers of GGI resigned their respective positions: Alec E. Gores resigned as Chairman, Mark R. Stone resigned as Chief Executive Officer, Andrew M. Rosenfield resigned as President and Andrew McBride resigned as Chief Financial Officer and Secretary.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time of the Merger, the amended and restated certificate of incorporation and bylaws of GGI were amended in their entirety to read the same as the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that the name of GGI remained “Gores Guggenheim, Inc.” The amended and restated certificate of incorporation and bylaws of GGI are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of September 27, 2021, by and among Gores Guggenheim Inc., Polestar Automotive Holding Limited, Polestar Automotive (Singapore) Pte. Ltd., Polestar Holding AB, Inc., Polestar Automotive Holding UK Limited and PAH UK Merger Sub Inc. (incorporated herein by reference to Annex A-1 to the proxy statement/prospectus).

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of December 17, 2021, by and among Gores Guggenheim Inc., Polestar Automotive Holding Limited, Polestar Automotive (Singapore) Pte. Ltd., Polestar Holding AB, Inc., Polestar Automotive Holding UK Limited and PAH UK Merger Sub Inc. (incorporated herein by reference to Annex A-2 to the proxy statement/prospectus and was previously included as Exhibit 2.1 to GGI’s current report on Form 8-K, filed December 17, 2021).

2.3	Amendment No. 2 to the Business Combination Agreement, dated as of March 24, 2022, by and among Gores Guggenheim Inc., Polestar Automotive Holding Limited, Polestar Automotive (Singapore) Pte. Ltd., Polestar Holding AB, Inc., Polestar Automotive Holding UK Limited and PAH UK Merger Sub Inc. (incorporated herein by reference to Annex A-3 to the proxy statement/prospectus and was previously included as Exhibit 2.1 to GGI’s current report on Form 8-K, filed March 25, 2022).

2.4	Amendment No. 3 to the Business Combination Agreement, dated as of April 21, 2022, by and among Gores Guggenheim Inc., Polestar Automotive Holding Limited, Polestar Automotive (Singapore) Pte. Ltd., Polestar Holding AB, Inc., Polestar Automotive Holding UK Limited and PAH UK Merger Sub Inc. (incorporated herein by reference to Annex A-4 to the proxy statement/prospectus and was previously included as Exhibit 2.1 to GGI’s current report on Form 8-K, filed April 21, 2022).

3.1*	Second Amended and Restated Certificate of Incorporation of Gores Guggenheim, Inc., dated June 23, 2022.

3.2*	Amended and Restated Bylaws of Gores Guggenheim, Inc., dated June 23, 2022.

4.1*	Class C Warrant Amendment, dated June 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2022

GORES GUGGENEHIM, INC.

By:	/s/ Jan Mikael Alkmark
Name:	Jan Mikael Alkmark
Title:	Director

By:	/s/ Gegor Hembrough
Name:	Gregor Hembrough
Title:	Director

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